UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): May 11, 2010

AGRISOLAR SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Colorado	333-141201	20-5614030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4807 S. Zang Way Morrison, CO 80465
(Address of principal executive offices)

Registrant’s telephone number, including area code:  303-979-2404

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 – AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS;  CHANGE IN FISCAL YEAR

On May 11, 2010, the Registrant made the determination to change its fiscal year. The determination was made without submission to a vote of securities holders and without amendment of the Registrant’s articles of incorporation or bylaws.

The new fiscal year end is March 31.  The Registrant will file a report on Form 10-K for the transition period from October 1, 2009 to March 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

AgriSolar Solutions, Inc. (Registrant)

Date: May 11, 2010	/s/ Liang Chao Wei, Chief Executive Officer